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                        THE PRUDENTIAL SERIES FUND, INC.

                       SP AIM GROWTH AND INCOME PORTFOLIO

                       SUPPLEMENT, DATED FEBRUARY 13, 2002

                                       TO

                          PROSPECTUS, DATED MAY 1, 2001


SP AIM Growth and Income Portfolio (the Portfolio). The following supplements the section of the prospectus entitled "Portfolio Managers."

Effective January 24, 2002, Mr. Lanny H. Sachnowitz and Ms. Monika H. Degan will no longer be managing the Portfolio, and that Mr. Ronald Sloan and Mr. Michael Yellen will now be the new portfolio management team for the Portfolio.

Mr. Sloan, Senior Portfolio Manager, joined AIM in 1998 from Verissimo Research and Management, where he served as president since 1993. Prior to Verissimo Research and Management, he was partner and executive vice president at Wood Island Associates, Inc./Siebel Capital Management, Inc. from 1981 to 1993. Mr. Sloan has been in the investment industry since 1971.

Mr. Sloan holds a B.S. in business administration as well as an M.B.A. from the University of Missouri. He is a Chartered Financial Analyst.

Mr. Yellen, Portfolio Manager, joined AIM in 1994 from INVESCO (NY), Inc., formerly known as Chancellor LGT Asset Management, Inc., as an investment analyst for health care industries. He also had primary responsibility for the GT Applied Science Fund and the GT Healthcare Fund, both offshore funds, until assuming his present responsibilities with AIM. Mr. Yellen began his career at Franklin Resources, Inc. as a senior securities analyst.

Mr. Yellen holds a B.A. from Stanford University.


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